Putnam
Tax-Free
Health Care
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Although municipal bonds did not experience the turbulence endured by taxable bonds in the wake of last fall's global flight to quality, investments in the tax-free health-care sector presented some special challenges over the past year. Two high-visibility defaults and investor concerns over the future of Medicare and the effects of the millennium bug on health-care providers were among the more prominent worries.

In the prevailing environment, Blake Anderson, who manages Putnam Tax-Free Health Care Fund, has been focusing on generating maximum current income without undue risk to principal. He has done this primarily through careful selection of portfolio holdings and strategies aimed at risk reduction.

In the following report, Blake explains these strategies in detail as he reviews your fund's performance during the fiscal year that ended on May 31, 1999. Then he explains why despite current concerns, he believes prospects for investment in health care have a potentially bright future.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 21, 1999



Report from the Fund Manager

Blake E. Anderson

A review of the broad fixed-income market over the past 12 months shows a capricious environment that was less than friendly to just about every type of fixed-income security at one point or another. Nevertheless, pockets of considerable strength occurred in several areas, the U.S. Treasury market's historic rally throughout late summer and the fall being the most noteworthy. In general, the municipal bond market provided a relatively stable ride in comparison to its taxable counterparts, missing out on any major rallies but sidestepping the dramatic declines experienced by other sectors.

Consequently, for the 12 months ended May 31, 1999, Putnam Tax-Free Health Care Fund produced modest gains at net asset value and market price. More detailed performance information can be found on pages 6 and 7 of this report.

Total return for 12 months ended 5/31/99

          Net asset value               Market price
----------------------------------------------------------------
               2.80%                       6.89%
----------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* TREASURY MARKET TRENDS AFFECT MUNICIPAL SUPPLY

Over the fiscal period, one of the more positive trends affecting the municipal market was the improvement in the overall balance between supply and demand. Calendar 1998 was a banner year for new bond issuance, largely as a result of prerefundings. A prerefunding occurs when a municipal issuer sells new bonds at lower rates of interest and buys high-quality securities, such as U.S. Treasury bonds, which are pledged to pay off the older, higher-yielding debt. Because of the safety associated with Treasury securities, a prerefunding improves the credit quality of the older bond, which, in turn, may help boost its price.


[GRAPHIC OMITTED: horizontal bar chart TOP STATE ALLOCATIONS]

TOP STATE ALLOCATIONS

Massachusetts   15.4%

California      15.0%

Michigan         9.6%

Texas            9.2%

Pennsylvania     8.9%

Footnote reads:
These holdings represent 58.1% of the fund's net assets as of 5/31/99. Portfolio holdings will vary over time.


The large number of prerefundings pushed many bonds upward in price, including several in your fund's portfolio. These included the New Hampshire Development Authority Rivermead and Massachusetts Health and Education Finance Authority Saint Joseph's. While the holdings discussed in this report were viewed favorably at the end of the period, all are subject to review in accordance with the fund's investment strategy and may vary in the future.

As the fiscal year progressed, new municipal bond issuance slowed because of the unprecedented decline in Treasury bond yields in the fall and their abrupt rise this past spring. When Treasury yields hit their low point as a result of the global flight to quality, it became financially impractical for municipalities to prerefund the older, higher-yielding municipal debt. As Treasury yields began to rise, municipalities were forced to deliberate more carefully the merits of a particular project or service in order to justify borrowing at higher costs.

Furthermore, the Treasury market's dramatic rally created a highly favorable yield relationship between Treasury securities and comparable municipal issues. Investors took note of the attractive municipal bond yields, and prices and demand picked up. In the past couple of months, inflation concerns have reappeared on investors' radar screens and interest rates have risen as a result. Most fixed-income securities experienced downturns in price but the pent-up demand for municipal bonds helped lend support to the sector.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A -- 2.8%

BBB/Baa -- 23.8%

BB/Ba -- 18.4%

VMIG1 -- 2.8%

B -- 7.6%

CCC -- 0.4%

AAA/Aaa -- 42.0%

AA/Aa -- 2.2%

Footnote reads:
* As a percentage of market value as of 5/31/99. A bond rated Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Several health-care related events further influenced the performance of health-care bonds and your fund. A few widely publicized defaults last summer in the health-care sector -- namely, those of the Allegheny Health, Education, and Research Foundation and the Philadelphia Graduate Hospital System -- caused investors and municipal issuers to shy away from health-care bonds, causing a downturn in the sector. The Federal Balanced Budget Act of 1997 and its implications for Medicaid and Medicare reimbursement programs further worried investors. In addition, the Y2K problem has many U.S. firms, as well as health-care institutions, scrambling to make their computer systems compliant. The potential costs associated with such an undertaking could detract from many hospitals' bottom lines -- yet another cause for investor concern.


"During the first three months of the year, many investors suffered as interest rates rose -- but not investors in municipal bonds . . .
But what investors may not realize is that they may be able to get an even better deal through closed-end municipal bond funds."

-- "Bondwatch, a Better Way to Buy Munis," SmartMoney, June 1, 1999


* PORTFOLIO BALANCES INCOME, TOTAL RETURN, AND RISK MANAGEMENT

Because your fund's top priority is to generate a high level of current income with as little risk as possible, our strategies and target investments create a relatively defensive orientation as a natural byproduct. Consequently, the fund held its own when credit spreads -- the difference in yield between bonds of varying credit quality -- widened during last fall's tumult and this spring's inflation scare.

The bulk of your fund's net assets is invested in premium coupon bonds -- those selling at prices above par value and whose coupons are higher than current market rates. Because their higher income streams represent a greater portion of their return, thus providing a temporary floor for their prices, premium bonds tend to be less seriously affected when prices decline and yields rise. As such, they help keep the fund's average duration relatively short.


"If an investor owns a portfolio that is heavily weighted in stocks and he or she is looking to add a fixed-income component as part of a rebalancing strategy -- one that offers high current income potential and a relatively defensive interest-rate stance -- Putnam Tax-Free Health Care Fund may offer the right fit."

-- Blake E. Anderson, manager


Duration, as you may know, is a measure of a fund's sensitivity to interest-rate changes. The shorter the duration, the less susceptible the fund is to the price volatility associated with rising interest rates. Conversely, a longer duration makes the fund more sensitive to interest-rate changes but offers potential advantages during periods of declining rates. Over the period, the short duration helped buoy the portfolio during periods of pressure. However, it also, prevented the fund from fully benefiting when the Federal Reserve Board cut interest rates three times between September and November. In such cases, a longer duration stance would have been more advantageous.

Throughout the year, we anchored the fund's holdings at opposite ends of the quality spectrum. At period's end, roughly 40% of the fund's net assets were invested in AAA-rated bonds and 40% in BB-rated and below and nonrated bonds. The remainder was invested in BBB-rated issues, those that fall within the lowest tier of the investment-grade category. These so-called cusp bonds took the brunt of the downturn in the hospital sector. The fund's limited exposure to them was a positive. The higher-rated issues contributed to performance when rates declined in 1998 and credit spreads widened. The lower-rated issues boosted performance as rates rose over the past few months and should also lend further price support should rates continue to rise.

* CHANGING DEMOGRAPHICS CREATE ATTRACTIVE INVESTMENT OPPORTUNITIES

One of our ongoing goals is to make your fund more resilient to changes in health-care legislation and demographics as well as to fluctuations in the market and the economy. In pursuit of this goal, we try to target bond issuers that offer an essential service, ones that have a specific health-care mission, whatever the payer system. The graying of the baby-boom generation and its widespread implications for the health-care sector have presented us with several select buying opportunities in life-care and assisted living facilities. The Massachusetts Development Finance Authority Merrimac Place was a bond from this sector added to the portfolio over the fiscal year.

* POTENTIAL FOR RISING RATES MAY CONTINUE TO CAUSE UNEASE

Fixed-income markets are greeting the summer on the proverbial fence -- poised to jump at the slightest change in the direction of interest rates. Experience has taught us, however, that some of the best investment opportunities are created during times of market uncertainty. The present, we believe, offers no exception. While the psychological impact of a potential increase in short-term interest rates by the Federal Reserve Board could well cause further market jitters, we believe Putnam's extensive research capabilities give us the flexibility to create a structurally favorable portfolio of bonds for any market climate. We look to fiscal 2000 with confidence in our ability to provide your investment with the optimum balance of income, total return, and risk management.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/99, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one region or industry and involves more risk than a fund that invests more broadly.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax-Free Health Care Fund is designed for investors seeking high current income free from federal income tax and consistent with the preservation of capital through a portfolio of securities in the health-care sector.


TOTAL RETURN FOR PERIODS ENDED 5/31/99

                                         Lehman Bros.
                              Market      Municipal        Consumer
                    NAV       price      Bond Index       price index
-----------------------------------------------------------------------
1 year              2.87%      6.89%        4.67%            2.09%
-----------------------------------------------------------------------
5 years            43.44      43.03        41.51            12.68
Annual average      7.48       7.42         7.19             2.42
-----------------------------------------------------------------------
Life of fund       70.07      57.98        59.68            18.54
(since 6/29/92)
Annual average      7.98       6.83         7.00             2.49
-----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/99

------------------------------------------------------------------------
Distributions (common shares)                           12
------------------------------------------------------------------------
Number
------------------------------------------------------------------------
Income                                               $0.9000
------------------------------------------------------------------------
Capital gains1
  Long-term                                           0.0125
------------------------------------------------------------------------
  Short-term                                          0.0332
------------------------------------------------------------------------
  Total                                              $0.9457
------------------------------------------------------------------------
Share value (common shares)                     NAV         Market price
------------------------------------------------------------------------
5/31/98                                        $15.02          $14.500
------------------------------------------------------------------------
5/31/99                                         14.50           14.563
------------------------------------------------------------------------
Current return (common shares) (end of period)
------------------------------------------------------------------------
Current dividend rate2                           6.21%            6.18%
------------------------------------------------------------------------
Taxable equivalent3                             10.28            10.23
------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 6/30/99

                                                    Market
                                  NAV               price
-----------------------------------------------------------------------
1 year                           1.55%               2.88%
-----------------------------------------------------------------------
5 years                         41.88               40.47
Annual average                   7.25                7.03
-----------------------------------------------------------------------
Life of fund (since 6/29/92)    68.60               57.42
Annual average                   7.75                6.70
-----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the amounts listed in the Statement of Operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.



Report of independent accountants
For the fiscal year ended May 31, 1999

To the Trustees and Shareholders of
Putnam Tax-Free Health Care Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, (except for bond ratings) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free Health Care Fund (the "fund") at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 1999




The fund's portfolio
May 31, 1999


KEY TO ABBREVIATIONS
AMBAC            -- AMBAC Indemnity Corporation
COP              -- Certificate of Participation
FGIC             -- Financial Guaranty Insurance Company
FNMA Coll.       -- Federal National Mortgage Association Collateralized
FSA              -- Financial Security Assurance
IFB              -- Inverse Floating Rate Bonds
IF COP           -- Inverse Floating Rate Certificate of Participation
MBIA             -- Municipal Bond Investors Assurance Corporation
U.S. Govt. Coll. -- U.S. Government Collateralized
VRDN             -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.8%) (a)
PRINCIPAL AMOUNT                                                                                RATING (RAT)         VALUE
Alaska (1.1%)
--------------------------------------------------------------------------------------------------------------------------
     $    2,000,000  Valdez, Marine Term. Rev. Bonds (Sohio Pipeline),
                       7 1/8s, 12/1/25                                                          AA+         $    2,187,500

Arizona (4.6%)
--------------------------------------------------------------------------------------------------------------------------
          6,400,000  Cochise Cnty., Indl. Dev. Rev. Bonds (Sierra Vista
                       Cmnty. Hosp.), Ser. B, 8 1/2s, 12/1/21                                   BBB-/P           7,136,000
          1,875,000  Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Casa Grande Regl. Med. Ctr.), Ser. A,
                       8 1/8s, 12/1/22                                                          B/P              1,992,188
                                                                                                            --------------
                                                                                                                 9,128,188

California (15.0%)
--------------------------------------------------------------------------------------------------------------------------
                     Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
                       (Cap. Appn. Sub. Pub. Impt.), Ser. C, FSA
         17,000,000    zero % 9/1/30                                                            Aaa              3,187,500
         17,000,000    zero % 9/1/29                                                            Aaa              3,357,500
          1,000,000  CA Statewide Cmnty. Dev. Auth. COP
                       (The Internext Group), 5 3/8s, 4/1/30                                    BBB                966,250
          4,000,000  Corona, COP (Hosp. Syst. Inc.), Ser. C,
                       8 3/8s, 7/1/11 (acquired 3/5/96,
                       cost $4,000,000) (RES)                                                   B-/P             4,080,000
         17,105,000  Riverside Cnty., Asset Leasing Corp. Leasehold
                       Rev. Bonds (Riverside Cnty. Hosp.),
                       MBIA, zero %, 6/1/25                                                     Aaa              4,233,488
          3,000,000  San Bernardino Cnty., IF COP
                       (PA-100-Med. Ctr. Fin.), MBIA, 6 1/2s, 8/1/28
                       (acquired 6/27/95, cost $3,237,006) (RES) (SEG)                          AAA/P            3,892,500
          4,750,000  San Francisco, City & Cnty. Arpts. Rev. Bonds,
                       FGIC, 7.386s, 5/1/25 (acquired 1/3/96,
                       cost $5,327,006) (RES)                                                   AAA              5,800,938
          4,145,000  Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                                    BB+/P            4,414,425
                                                                                                            --------------
                                                                                                                29,932,601

Colorado (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,500,000  Denver, Hlth. & Hosp. Rev. Bonds,
                       Ser. A, 5 3/8s, 12/1/28                                                  Baa2             1,430,625

Connecticut (3.8%)
--------------------------------------------------------------------------------------------------------------------------
                     CT State Dev. Auth. 1st Mtge. Rev. Bonds
                       (Inter-Church Residences Inc.)
          3,500,000    9 5/8s, 4/1/21                                                           Aaa              3,976,875
          1,200,000    9 1/2s, 5/1/13                                                           Aaa              1,360,500
          2,000,000  CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (Norwalk Health Care Inc.), Ser. A, 8.7s, 7/1/22                         BB-/P            2,332,500
                                                                                                            --------------
                                                                                                                 7,669,875

Florida (2.8%)
--------------------------------------------------------------------------------------------------------------------------
          4,850,000  Orange Cnty., Hlth. Fac. Auth. IFB, Ser. 91-C,
                       MBIA, 7.605s, 10/29/21                                                   Aaa              5,632,063

Georgia (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Forsyth Cnty., Hosp. Auth. Rev. Bonds
                       (Babtist Hlthcare Sys.), 6 1/4s, 10/1/18                                 B/P                977,500
          2,000,000  GA Muni. Elec. Auth. Pwr. Rev. Bonds,
                       Ser. Y, AMBAC, 6.4s, 1/1/13                                              Aaa              2,292,500
                                                                                                            --------------
                                                                                                                 3,270,000

Illinois (1.8%)
--------------------------------------------------------------------------------------------------------------------------
                     IL Dev. Fin. Auth. Rev. Bonds
                       (Cmnty. Rehab. Providers Fac.)
          2,190,000    8 3/4s, 7/1/11                                                           BB/P             2,428,163
          1,125,000    8 3/4s, 7/1/11 Prerefunded                                               AAA/P            1,234,688
                                                                                                            --------------
                                                                                                                 3,662,851

Kentucky (1.2%)
--------------------------------------------------------------------------------------------------------------------------
                     Jefferson Cnty., Hosp. IFB, MBIA
          1,400,000    9.242s, 10/23/14                                                         Aaa              1,664,250
            600,000    6.436s, 10/23/14                                                         AAA                710,250
                                                                                                            --------------
                                                                                                                 2,374,500

Maryland (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,740,000  Berlin, Hosp. Rev. Bonds (Atlantic Gen. Hosp. Fac.),
                       8 3/8s, 6/1/22                                                           BB-/P            2,914,675

Massachusetts (15.4%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  MA Hsg. Fin. Agcy. Rev. Bonds (Residential Dev.),
                       Ser. E, FNMA Coll., 6 1/4s, 11/15/12                                     Aaa              3,213,750
          1,500,000  MA State Dev. Fin. Agcy. Rev. Bonds
                       (Merrimack Place), 6 3/4s, 7/1/30                                        B/P              1,475,625
                     MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,225,000    (St. Joseph's Hosp.), Ser. C, 9 1/2s, 10/1/20                            AAA/P            2,312,687
          3,300,000    (Waltham-Weston Hosp. & Med. Ctr.),
                       Ser. B, 8 3/8s, 7/1/15                                                   Baa3             3,538,359
          3,685,000    (Rehab. Hosp. Cape & Islands),
                       Ser. A, 7 7/8s, 8/15/24                                                  BB/P             4,375,938
          3,360,000    (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                         Baa3             3,658,200
          2,000,000    (Charlton Memorial Hosp.), Ser. B, 7 1/4s, 7/1/07                        A2               2,175,000
          2,715,000    (Rev. Cooley Dickinson Hosp.), 7 1/8s, 11/15/18                          AAA/P            3,064,556
          3,500,000    (Sisters Providence Hlth. Syst),
                       Ser. A, 6 5/8s, 11/15/22                                                 Aaa              3,928,750
                     MA State Indl. Fin. Agcy. Rev. Bonds
            900,000    (Odd Fellows Home of MA), 9.6s, 1/1/15                                   BB-/P              933,561
          2,090,000    (Morton Hosp. & Med. Ctr.), Ser. A,
                       U.S. Govt. Coll., 8 3/4s, 7/1/11                                         Aaa              2,138,091
                                                                                                            --------------
                                                                                                                30,814,517

Michigan (9.6%)
--------------------------------------------------------------------------------------------------------------------------
          4,500,000  Dickinson Cnty., Hosp. Rev. Bonds
                       (Memorial Hosp. Syst.), 8 1/8s, 11/1/24                                  Ba1              5,124,375
                     MI State Hosp. Fin. Auth. Rev. Bonds
          4,130,000    (Garden City Hosp.), 8 1/2s, 9/1/17                                      BB               4,620,438
          1,750,000    (Sinai Hosp.), 6.7s, 1/1/26                                              A-               1,830,938
          3,000,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                       (Mercy Svcs. for Aging), 9.4s, 5/15/20                                   Aaa              3,189,390
          1,500,000  Pontiac Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/23                            Baa3             1,528,125
          3,100,000  Waterford, Econ. Dev. Corp. Rev. Bonds
                       (Canterbury Hlth.), 6s, 1/1/39
                       (acquired 12/31/98, cost $3,100,000) (RES)                               B-/P             2,883,000
                                                                                                            --------------
                                                                                                                19,176,266

Minnesota (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,300,000  Rochester Hlthcare Fac. Rev. Bonds
                       (Olmsted Med. Group), 7 1/2s, 7/1/19                                     BB+/P            1,503,125

Missouri (3.3%)
--------------------------------------------------------------------------------------------------------------------------
          4,600,000  Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds
                       (Park Lane Med. Ctr.), 8 3/4s, 1/1/15                                    BB+/P            4,756,630
          1,700,000  MO State Hlth. & Edl. Fac. Auth. Hlth. Fac.
                       Rev. Bonds (Jefferson Memorial Hosp.),
                       6.8s, 5/15/25                                                            Baa2             1,829,625
                                                                                                            --------------
                                                                                                                 6,586,255

New Hampshire (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,910,000  NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
                       (Alice Peck Day Memorial Hosp.),
                       9 3/8s, 11/1/20                                                          BB+/P            2,060,413
          1,000,000  NH Higher Edl. & Hlth. Facs. Auth. Rev. Bonds
                       (Rivermead at Peterborough), 5 3/4s, 7/1/28                              BB/P               980,000
                                                                                                            --------------
                                                                                                                 3,040,413

New Jersey (5.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  NJ Econ. Dev. Auth. Assisted Living Rev. Bonds
                       (Meridian Assisted Living), 6 3/4s, 8/1/30                               B/P                993,750
                     NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          3,600,000    (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20                            Aaa              3,826,584
          5,000,000    (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                                  Baa3             5,347,050
          1,450,000    (Columbus Hosp.), Ser. A, 7 1/2s, 7/1/21                                 B                1,498,938
                                                                                                            --------------
                                                                                                                11,666,322

New York (2.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,300,000  NY City, Hlth. & Hosp. Corp. VRDN (Hlth. Syst.),
                       Ser. D, 3.05s, 2/15/26                                                   VMIG1            1,300,000
                     NY State Hsg. Fin. Agcy. VRDN
            100,000    (Mt. Sinai School), Ser. A, 3 1/4s, 11/1/14                              VMIG1              100,000
          2,200,000    (Special Surgery Hosp. Staff),
                       Ser. A, 3.15s, 11/1/10                                                   VMIG1            2,200,000
          2,000,000  NY State Med. Care Fac. Fin. Agcy. VRDN
                       (Lenox Hill Hosp.), Ser. A, 3.15s, 11/1/08                               VMIG1            2,000,000
                                                                                                            --------------
                                                                                                                 5,600,000

Oklahoma (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  OK Dev. Fin. Auth. Rev. Bonds
                       (Hillcrest Healthcare), Ser. A, 5 5/8s, 8/15/29                          BBB+               972,500

Pennsylvania (8.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,210,000  Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                       (UPMC Hlth.), Ser. B, MBIA, 6s, 7/1/24                                   Aaa              2,472,438
          2,770,000  College Township, Indl. Dev. Auth. 1st Mtge. Hlth.
                       Fac. Rev. Bonds (Nittany Valley Rehab. Hosp.),
                       7 5/8s, 11/1/07                                                          BBB-/P           3,064,313
          1,800,000  Lebanon Cnty., Good Samaritan Hosp. Auth.
                       Rev. Bonds, Ser. B, 8 1/4s, 11/1/18                                      BBB+             1,871,856
          4,000,000  Montgomery Cnty., Higher Ed. & Hlth. Auth. Hosp.
                       Rev. Bonds (UTD Hosp.), Ser. B, 8 3/8s, 11/1/11                          AAA              4,162,560
          1,285,000  PA State Higher Ed. Assistance Agcy. Student Loan,
                       Ser. A&B, 7 1/4s, 7/1/18 (In default) (NON)                              CCC                424,050
          2,950,000  Philadelphia, Hosp. & Higher Ed. Fac. Auth. Hosp.
                       IFB, FGIC, 7.767s, 3/6/12 (acquired 2/17/94,
                       cost $2,950,000) (RES)                                                   Aaa              3,082,750
          1,000,000  Philadelphia, Hosp. & Higher Ed. Fac. Auth. Hosp.
                       Rev. Bonds (Graduate Hlth. Syst.), Ser. B,
                       6 1/4s, 7/1/13 (In default) (acquired 8/28/96,
                       cost $946,326) (RES) (NON)                                               CCC                330,000
          2,275,000  York Cnty., Indl. Dev. Auth. lst Mtge. Hlth. Fac.
                       Rev. Bonds (Rehabilitation Hosp. of York),
                       7 1/2s, 9/1/07                                                           BBB-/P           2,465,531
                                                                                                            --------------
                                                                                                                17,873,498

South Carolina (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  SC Jobs Econ. Dev. Auth. Rev. Bonds
                       (St. Francis Hosp.-Franciscan Sisters), 7s, 7/1/15                       Baa1             3,221,250

Tennessee (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,700,000  Metropolitan Govt. Nashville & Davidson Cnty.,
                       Tenn. Wtr. & Swr. IFB, AMBAC, 9.23s, 1/1/22                              Aaa              1,942,250

Texas (9.2%)
--------------------------------------------------------------------------------------------------------------------------
          3,650,000  Amarillo, Hlth. Fac. Hosp. Corp. IFB
                       (High Plains Baptist Hosp.), FSA, 9.443s, 1/1/22                         Aaa              4,256,813
          5,000,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11                                AAA/P            5,693,743
            960,000  Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Nancy Travis Memorial Hosp.), 10s, 5/15/13                              B/P              1,126,800
          3,700,000  Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Mem. Hlth. Syst. of East TX), 5.7s, 2/15/28                             BBB              3,639,875
          1,520,000  Montgomery Cnty., Hlth. Fac. Dev. Corp.
                       Rev. Bonds (Woodlands Med. Ctr.),
                       8.85s, 8/15/14                                                           A-/P             1,562,849
                     North Central Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Hosp.)
          1,810,000    Ser. B, 7.861s, 5/15/08                                                  AA               1,959,325
            190,000    Ser. B, 7.861s, 5/15/08, Prefunded                                       AA                 207,100
                                                                                                            --------------
                                                                                                                18,446,505

Utah (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Salt Lake City, Hosp. IFB (IHC Hosps. Inc.),
                       9.363s, 5/15/20                                                          Aaa              1,140,000

Vermont (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,870,000  VT Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                       (Northwestern Med. Ctr.), 6 1/4s, 9/1/18                                 BBB              1,947,138

Virginia (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Fairfax Cnty., Indl. Dev. Auth. IFB
                       (Fairfax Hosp. Syst.), Ser. C, 9.577s, 8/29/23                           Aaa              1,165,000

Washington (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,125,000  Grant Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds
                       (Samaritan Hosp.), 9 1/4s, 9/1/10                                        BBB/P            2,287,031

West Virginia (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,950,000  Randolph Cnty. Rev. Bonds (Davis Memorial Hosp.),
                       Ser. A, 7.65s, 11/1/21                                                   Baa1             2,135,250
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $188,917,298) (b)                                              $  197,720,198
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $200,148,362.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      May 31, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1999. Securities rated by
      Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $188,917,298, resulting in gross unrealized appreciation and depreciation of $11,469,271 and $2,666,371, respectively, or net unrealized appreciation of $8,802,900.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at
      May 31, 1999 was $20,069,188 or 10.0% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 1999.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at May 31, 1999.


-------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 1999
                                     Aggregate Face    Expiration   Unrealized
                         Total Value      Value           Date     Depreciation
-------------------------------------------------------------------------------
Municipal Bond
Index (long)             $7,950,938    $7,986,142         Sep-99     $(35,204)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $188,917,298) (Note 1)                                            $197,720,198
-----------------------------------------------------------------------------------------------
Cash                                                                                    186,342
-----------------------------------------------------------------------------------------------
Interest receivable                                                                   3,371,511
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                          300,969
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                          18,562
-----------------------------------------------------------------------------------------------
Total assets                                                                        201,597,582

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 1,035,423
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            357,662
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               17,010
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            11,509
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,088
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   26,528
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     1,449,220
-----------------------------------------------------------------------------------------------
Net assets                                                                         $200,148,362

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Note 1)                                                           $191,839,876
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            953,987
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (1,413,197)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            8,767,696
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $200,148,362

Computation of net asset value
-----------------------------------------------------------------------------------------------
Net asset value per share ($200,148,362 divided by 13,807,168 shares)                    $14.50
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended May 31, 1999
Tax exempt interest income:                                                         $14,075,702
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      1,437,520
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          245,913
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        10,881
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          6,355
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  24,932
-----------------------------------------------------------------------------------------------
Registration fees                                                                            75
-----------------------------------------------------------------------------------------------
Auditing                                                                                 29,165
-----------------------------------------------------------------------------------------------
Legal                                                                                     2,727
-----------------------------------------------------------------------------------------------
Postage                                                                                  26,400
-----------------------------------------------------------------------------------------------
Exchange listing fees                                                                    24,260
-----------------------------------------------------------------------------------------------
Other                                                                                    36,864
-----------------------------------------------------------------------------------------------
Total expenses                                                                        1,845,092
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (32,469)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          1,812,623
-----------------------------------------------------------------------------------------------
Net investment income                                                                12,263,079
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                       (850,187)
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                         122,111
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts during the year     (5,661,073)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                              (6,389,149)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $ 5,873,930
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended May 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $ 12,263,079    $ 12,590,268
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                (728,076)      2,191,016
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                            (5,661,073)      4,650,333
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  5,873,930      19,431,617
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                          (12,425,247)    (12,535,530)
---------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                                  (630,988)       (552,287)
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                              (7,182,305)      6,343,800

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   207,330,667     200,986,867
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $953,987 and $1,033,761, respectively)                                   $200,148,362    $207,330,667
---------------------------------------------------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning and end of year                                      13,807,168      13,807,168
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)


------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                           Year ended May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $15.02           $14.56           $14.11           $14.13           $14.29
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .89              .91              .93              .94              .96
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.46)             .50              .42             (.03)             .03
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .43             1.41             1.35              .91              .99
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.90)            (.91)            (.90)            (.93)           (1.01)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.05)            (.04)              --               --             (.14)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.95)            (.95)            (.90)            (.93)           (1.15)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $14.50           $15.02           $14.56           $14.11           $14.13
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period                                     $14.563          $14.500          $14.125          $13.500          $13.375
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
market value (%)(a)                                  6.89             9.47            11.68             8.74             1.20
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $200,148         $207,331         $200,987         $194,755         $195,079
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .90              .89              .90              .92              .90
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.98             6.11             6.45             6.62             6.85
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                               8.53            16.25             7.92            44.68            39.44
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
May 31, 1999

Note 1
Significant accounting policies

Putnam Tax-Free Health Care Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, Inc., ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of tax-exempt securities in the health care sector of the tax-exempt securities market.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined following procedures approved by the Trustees and such valuations and procedures as reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At May 31, 1999, the fund had a capital loss carryover of approximately $277,000 available to offset future capital gains, if any, which will expire on May 31, 2007.

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, defaulted bond interest, unrealized gains and losses on certain futures contracts, and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 1999, the fund reclassified $82,394 to increase undistributed net investment income, with an increase to accumulated net realized loss of $82,394. The calculation of net investment income per share in the financial highlights table excludes these adjustments

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds, and original issue discount bonds are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of average weekly net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 1999, fund expenses were reduced by $32,469 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $460 has been, allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Notes 3
Purchase and sales of securities

During the year ended May 31, 1999, purchases and sales of investment securities other than short-term investments aggregated $17,169,132 and $19,517,560, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.



Results of September 4, 1998 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on September 4, 1998. At the meeting, each of the nominees for Trustees was elected, as follows:

                                        Common Shares
                                                        Votes
                              Votes for               withheld

Jameson Adkins Baxter         9,640,738                314,453
Hans H. Estin                 9,669,219                285,972
John A. Hill                  9,666,682                288,509
R.J. Jackson                  9,671,234                283,957
Paul L. Joskow                9,678,599                276,592
Elizabeth T. Kennan           9,683,099                272,092
Lawrence J. Lasser            9,687,116                268,075
John H. Mullin III            9,687,916                267,275
Robert E. Patterson           9,694,916                260,275
Donald S. Perkins             9,694,216                260,975
William F. Pounds             9,694,216                260,975
George Putnam                 9,694,216                260,975
George Putnam, III            9,694,916                260,275
A.J.C. Smith                  9,694,916                260,275
W. Thomas Stephens            9,694,916                260,275
W. Nicholas Thorndike         9,694,916                260,275

A proposal to ratify the selection of PricewaterhouseCoopers L.L.P. as auditors for the fund was approved as follows: 9,736,146 votes for, 59,485 votes against, with 159,560 abstentions and non-broker votes.

A proposal to approve an amendment to the fund's fundamental investment restriction with respect to making loans was approved as follows:
7,407,950 votes for, 651,786 votes against, with 1,895,455 abstentions and non-broker votes.

All tabulations are rounded to the nearest whole number.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminv.com) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com

53204 168 7/99